UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-03835

Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item I      Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/14 is included with this Form.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager

Objective:
Long-term growth of capital

Inception Date:
November 15, 1983

Net Assets at
December 31, 2014:
$151,515,675

Portfolio Composition at December 31, 2014:
(Percentage of Total Net Assets)

An Update from Fund Management (Unaudited)

PRESIDENT’S LETTER

Dear Shareholders:

We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2014.

The 12 months ended December 31, 2014 were rewarding for the Fund, as the Fund generated solid absolute gains. Additionally, the Fund outpaced its peers for the five-year period ended December 31, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.[1] (multi-cap growth category).

On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the 12 months ended December 31, 2014, especially given the newsworthy events of the annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) got off to a slow start in 2014, contracting at a 2.9% annualized rate from January through March. This was the biggest decline in the pace of U.S. economic growth since the first quarter of 2009. Part of the decline was due to the unusually harsh winter weather conditions throughout much of the nation. Home and auto sales were negatively impacted. In turn, consumer spending grew at the weakest pace in five years, restrained further by a drop in health care outlays.

Economic growth rebounded from those low early levels, with GDP posting growth at an annualized rate of 5% by the third quarter of 2014. This growth stemmed from increases in personal consumption expenditures, higher nonresidential fixed investment and higher spending by federal, state and local governments. There was also steady growth in manufacturing and a significant drop in the national unemployment rate from 6.7% in December 2013 to 5.6% at year-end 2014. Many analysts forecast that combined third and fourth quarter GDP will average an annualized rate of 4.8%, marking the best two-quarter stretch for the U.S. economy since 2003.

Despite the growing economy, inflationary pressures remained modest through the annual period. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.8% year over year before seasonal adjustment as of December 2014, notably lower than the 1.3% change for the 12 months ending November 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Fed, was up 1.6% in December 2014 from a year earlier, the smallest 12-month change since the 12 months ending February 2014. Limited wage growth, as well as sharply lower energy and commodity prices, were key contributors to the relatively benign inflation scenario. Indeed, the energy segment of the CPI declined 10.6% over the 12-month span ended December 2014. The rapid decline in the price of oil, in particular, was seen as a net positive to U.S. companies and U.S. consumers. With gasoline at $2 or less per gallon, consumers should have some discretionary income to spend, potentially benefiting the U.S. economy going forward.

Along with the drop in the unemployment rate, the steady increase in job creation made 2014 the best year for the labor market since 1999. Almost three million Americans found work in 2014, the most in 15 years. However, the labor picture was not uniformly positive, with the labor force participation rate dropping from 63.0% at the start of the year to 62.7% at year end 2014.

Against this backdrop of broadly improving economic growth, the Federal Reserve (the Fed) reduced the amount of bonds it had been buying as part of its quantitative easing program in each month beginning in January 2014. The Fed kept its focus on key market data, including unemployment and inflation targets, and completed its bond market purchases on schedule in October 2014. The Fed left the targeted federal funds rate unchanged throughout the annual period. While future Fed moves will likely be data dependent, the Fed has pointed to the possibility of a modest increase in short-term interest rates in 2015.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.	1

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Equity Market Review

U.S. equities, as measured by the S&P 500® Index2, posted a solid gain of 13.68% during the 12 months ended December 31, 2014, generating its third consecutive year of double-digit gains.

Diverging global economies and declining U.S. interest rates were major themes affecting the U.S. equity markets during the annual period. The U.S. economic recovery accelerated through the annual period, particularly compared to other major developed markets, including Europe, Japan and China. This comparatively strong recovery helped fuel U.S. corporate earnings and cash flow growth. Share buybacks became a full-fledged trend, resulting in higher earnings per share and helping to support stock prices, and regular cash dividend payments set another record, posting their fourth year of double-digit gains. Furthermore, new job growth, a lower unemployment rate, a stable housing market and dramatically lower energy prices gave new hope to the potential for a broader consumer recovery, boosting both consumer and business confidence. U.S. equity market volatility heightened during the second half of the year from exceptionally low levels mid-year, but the S&P 500® Index had no more than three consecutive down days during 2014, a feat not seen since 1928, and posted 53 new closing highs, up from 45 in 2013, as it broke through the 2,000 milestone level in August 2014.

Nine of the ten sectors of the S&P 500® Index posted positive absolute performance for the annual period, with the utilities, health care and information technology sectors leading the way, the latter two in particular on the highest level of merger and acquisition activity since 2007. Energy was the only sector to generate negative returns, as U.S. and global crude oil prices experienced a precipitous decline on surprisingly strong supply and weakening global demand. Telecommunication services posted modestly positive returns but was the second weakest performing sector in the S&P 500® Index during the annual period, as aggressive competition, including price wars aimed at luring customers, and market saturation put growth pressures on the sector, especially on the wireless side.

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years-based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.

The Value Line Funds are distributed by EULAV Securities LLC.

1
Lipper Rankings represent the funds’ ranking within its Lipper asset class peer group and are based on total return performance and do not reflect the effect of sales charges. Although a fund may outperform peers when compared to Lipper peer groups, the returns for that time period may still be negative. Rankings shown include management fees and are provided by Lipper Inc., a leading independent performance analysis service. This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is no guarantee of future results.

2
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2	VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective, the Advisor invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

Manager Discussion of Fund Performance

Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2014.

How did the Fund perform during the annual period?

The Fund generated a total return of 9.25% during the 12 months ended December 31, 2014. This compares to the 13.68% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

The Fund generated solid absolute gains but underperformed the S&P 500® Index during the 12-month reporting period due to both stock selection and sector allocation decisions overall.

While the annual period ended December 31, 2014 saw gains for the equity market, it was a year when large-cap stocks, particularly mega-cap stocks, performed best. Relative to the benchmark, this acted as a headwind to Fund results, as the Fund concentrates its holdings on stocks with an average market capitalization well below that of the S&P 500® Index. Indeed, less than half of the Fund’s holdings are large-cap stocks and very few would be considered mega-cap stocks.  Further, lower quality, more speculative and volatile stocks, exemplified by information technology and biotechnology stocks, outperformed steadier, less cyclical issues more typical of the Fund’s higher quality holdings. This trend served as a detractor as well during the annual period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in industrials, information technology and financials detracted from the Fund’s performance most during the annual period. Having an overweighted allocation to the industrials sector, which lagged the S&P 500® Index during the annual period, and having an underweighted exposure to the strongly performing information technology sector also hurt.

In industrials, positions in engineering and constructing firm Chicago Bridge & Iron, inland tank barge fleet operator Kirby and pollution control equipment manufacturer Donaldson each dampened results, as each saw significant share price declines during the annual period. In information technology, the Fund held no positions in the strongly performing large-cap stocks in the sector, including Apple, Microsoft and Intel, each of which saw their shares achieve double-digit percentage gains during the annual period. The Fund had a sizable position, however, in application software developer Ansys, which also hurt, as its shares fell. In financials, overweighted positions in asset management company Affiliated Managers Group and supplemental insurance company Aflac detracted from the Fund’s relative results, with each stock experiencing share price declines during the annual period. Not owning shares of diversified conglomerate Berkshire Hathaway and diversified financial services company Wells Fargo also dampened relative results, as each enjoyed double-digit share price gains during the annual period.

Partially offsetting these detractors was the positive contribution made by having an underweighted exposure to the energy sector, which was the poorest performing sector in the S&P 500® Index during the annual period on the precipitous decline in the price of crude oil during the second half of 2014. Avoiding positions in large integrated oil companies Exxon Mobil and Chevron particularly helped, as each saw its share price fall during the annual period. Also to its benefit, the Fund owned no stocks in the telecommunication services sector, which posted modestly positive returns but was the second weakest sector in the S&P 500® Index during the annual period.

Which stocks detracted significantly from the Fund’s performance during the annual period?

During the annual period, not holding a position in information technology giant Apple was the largest relative detractor. A position in chemicals company FMC of the materials sector detracted, as its shares fell sharply on weaker than expected quarterly earnings reports. Also, due to the dramatic decline in energy prices, the former impacted more indirectly and the latter more directly, positions in Chicago Bridge & Iron and Kirby, each mentioned earlier, were among the stocks that detracted most from the Fund’s relative performance.

VALUE LINE CENTURION FUND, INC.	3

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were specialty pharmaceuticals firm Allergan, whose stock soared as a result of a takeover offer from Actavis; specialty chemicals company Sigma-Aldrich, which performed robustly following a takeover offer from Germany’s Merck; and biopharmaceutical firm Alexion Pharmaceuticals, which saw its stock enjoy a double-digit gain on strong quarterly earnings reports. The other individual stocks that contributed most to the Fund’s relative results were actually stocks the Fund did not own, namely Exxon Mobil, already mentioned, and Internet search engine giant Google, which each saw its shares decline during the annual period.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives during the reporting period.

Did the Fund make any significant purchases or sales during the annual period?

During the annual period, we initiated a Fund position in aerospace and defense electronic subsystems and instrumentation provider Teledyne Technologies, medical device and equipment company Becton Dickinson and welding and cutting products manufacturer Lincoln Electric Holdings, each based primarily upon its long-term track records of consistently growing earnings and stock price.

Deletions from the Fund’s portfolio included quick-service restaurant owner and franchisers Yum! Brands and McDonald’s and wireless communications infrastructure real estate investment trust Crown Castle International, each due to eroding long-term growth records in earnings and stock price.

Were there any notable changes in the Fund’s weightings during the 12-month period?

There were no material changes in the Fund’s sector weightings during the 12-month period ended December 31, 2014.

How was the Fund positioned relative to its benchmark index at the end of December 2014?

As of December 31, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the information technology, financials and energy sectors and was rather neutrally weighted relative to the Index in the consumer discretionary, health care, consumer staples, utilities and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

4	VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2014) (Unaudited)

Company	Percentage of Total Net Assets
AutoZone, Inc.	2.04%
Rollins, Inc.	2.04%
Alliance Data Systems Corp.	1.89%
TJX Companies, Inc. (The)	1.78%
Alexion Pharmaceuticals, Inc.	1.71%
Church & Dwight Co., Inc.	1.71%
Allergan, Inc.	1.63%
Roper Industries, Inc.	1.59%
AMETEK, Inc.	1.56%
J&J Snack Foods Corp.	1.54%

Sector Weightings vs. Index (As of 12/31/2014) (Unaudited)

VALUE LINE CENTURION FUND, INC.	5

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Average Annual Total Returns (For periods ended 12/31/2014) (Unaudited)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	9.25%	18.16%	16.89%	5.34%	8.69%
S&P 500® Index	13.68%	20.41%	15.45%	7.67%	11.08%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

6	VALUE LINE CENTURION FUND, INC.

■	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2014 and held for six months ended December 31, 2014.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	July 1, 2014	December 31, 2014	Period*	Expense Ratio
Actual	$1,000	$1,046.49	$4.64	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58	0.90%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.	7

■	Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2014
Shares		Value

Common Stocks — 95.6%

Consumer Discretionary — 9.5%
5,000	AutoZone, Inc. *	$3,095,550
16,200	BorgWarner, Inc.	890,190
22,800	Brinker International, Inc.	1,338,132
9,300	Buffalo Wild Wings, Inc. *	1,677,534
20,200	Dick’s Sporting Goods, Inc.	1,002,930
1,900	Domino’s Pizza, Inc.	178,923
40,200	LKQ Corp. *	1,130,424
4,200	O’Reilly Automotive, Inc. *	809,004
39,400	TJX Companies, Inc. (The)	2,702,052
14,400	VF Corp.	1,078,560
18,600	Wolverine World Wide, Inc. (1)	548,142
		14,451,441

Consumer Staples — 11.6%
3,300	Boston Beer Co., Inc. (The) Class A *	955,482
5,800	British American Tobacco PLC ADR	625,356
14,000	Casey’s General Stores, Inc.	1,264,480
32,800	Church & Dwight Co., Inc.	2,584,968
11,000	Costco Wholesale Corp.	1,559,250
8,900	Energizer Holdings, Inc.	1,144,184
51,000	Flowers Foods, Inc.	978,690
23,000	General Mills, Inc.	1,226,590
41,000	Hormel Foods Corp.	2,136,100
12,800	Ingredion, Inc.	1,085,952
21,500	J&J Snack Foods Corp.	2,338,555
11,000	PepsiCo, Inc.	1,040,160
9,000	Reynolds American, Inc.	578,430
		17,518,197

Energy — 3.0%
2,500	Core Laboratories N.V.	300,850
16,700	Enbridge, Inc.	858,547
12,000	EQT Corp.	908,400
7,000	FMC Technologies, Inc. *	327,880
16,000	Noble Energy, Inc.	758,880
4,400	Oceaneering International, Inc.	258,764
18,000	ONEOK, Inc.	896,220
1,900	Pioneer Natural Resources Co.	282,815
		4,592,356

Financials — 4.7%
10,000	Affiliated Managers Group, Inc. *	2,122,400
14,800	AFLAC, Inc.	904,132
10,500	American Tower Corp. REIT	1,037,925
1,700	BlackRock, Inc.	607,852
7,800	M&T Bank Corp.	979,836
10,200	Royal Bank of Canada	704,514
8,400	T. Rowe Price Group, Inc.	721,224
		7,077,883

Health Care — 13.5%
14,000	Alexion Pharmaceuticals, Inc. *	2,590,420
11,600	Allergan, Inc.	2,466,044
4,000	Becton, Dickinson & Co.	556,640
7,000	C.R. Bard, Inc.	1,166,340
11,800	Cerner Corp. *	762,988
5,100	DENTSPLY International, Inc.	271,677
19,340	Express Scripts Holding Co. *	1,637,518
15,300	Henry Schein, Inc. *	2,083,095

Shares		Value

Health Care — 13.5% (Continued)
9,000	IDEXX Laboratories, Inc. *	$1,334,430
6,700	McKesson Corp.	1,390,786
19,800	Mednax, Inc. *	1,308,978
6,100	Mettler-Toledo International, Inc. *	1,845,006
53,500	Novo Nordisk A/S ADR	2,264,120
13,000	Teva Pharmaceutical Industries Ltd. ADR	747,630
		20,425,672

Industrials — 31.3%
9,500	Acuity Brands, Inc.	1,330,665
45,000	AMETEK, Inc.	2,368,350
28,000	Canadian National Railway Co.	1,929,480
1,000	Canadian Pacific Railway Ltd. (1)	192,690
5,000	Carlisle Companies, Inc.	451,200
13,000	Chicago Bridge & Iron Co. N.V.	545,740
14,400	CLARCOR, Inc.	959,616
24,700	Danaher Corp.	2,117,037
38,000	Donaldson Co., Inc.	1,467,940
5,700	Equifax, Inc.	460,959
4,400	Esterline Technologies Corp. *	482,592
5,800	FedEx Corp.	1,007,228
12,100	General Dynamics Corp.	1,665,202
9,200	Graco, Inc.	737,656
15,890	HEICO Corp.	959,756
19,200	IDEX Corp.	1,494,528
7,600	IHS, Inc. Class A *	865,488
11,600	ITT Corp.	469,336
8,000	J.B. Hunt Transport Services, Inc.	674,000
10,100	Kansas City Southern	1,232,503
18,800	Kirby Corp. *	1,517,912
7,000	Lincoln Electric Holdings, Inc.	483,630
9,000	Middleby Corp. (The) *	891,900
12,800	Parker-Hannifin Corp.	1,650,560
7,000	Precision Castparts Corp.	1,686,160
26,000	Republic Services, Inc.	1,046,500
3,500	Rockwell Automation, Inc.	389,200
93,200	Rollins, Inc.	3,084,920
15,400	Roper Industries, Inc.	2,407,790
15,100	Stericycle, Inc. *	1,979,308
10,000	Teledyne Technologies, Inc. *	1,027,400
19,000	Toro Co. (The)	1,212,390
13,800	Union Pacific Corp.	1,643,994
14,100	United Technologies Corp.	1,621,500
5,400	Valmont Industries, Inc. (1)	685,800
5,800	W.W. Grainger, Inc.	1,478,362
22,000	Wabtec Corp.	1,911,580
30,000	Waste Connections, Inc.	1,319,700
		47,450,572

Information Technology — 10.1%
21,400	Accenture PLC Class A	1,911,234
10,000	Alliance Data Systems Corp. *	2,860,500
15,400	Amphenol Corp. Class A	828,674
14,800	ANSYS, Inc. *	1,213,600
9,700	Automatic Data Processing, Inc.	808,689
18,600	Cognizant Technology
	Solutions Corp. Class A *	979,476
4,300	Fidelity National Information
	Services, Inc.	267,460
12,600	Fiserv, Inc. *	894,222

8	See Notes to Financial Statements.

■	Value Line Centurion Fund, Inc.

Schedule of Investments ( Continued)

December 31, 2014
Shares		Value

Information Technology — 10.1%(Continued)
15,500	MasterCard, Inc. Class A	$1,335,480
24,800	Open Text Corp. (1)	1,444,848
28,400	Salesforce.com, Inc. *	1,684,404
2,000	Ultimate Software Group, Inc. (The) *	293,630
7,800	WEX, Inc. *	771,576
		15,293,793

Materials — 10.3%
3,600	Airgas, Inc.	414,648
12,200	Ball Corp.	831,674
32,500	Crown Holdings, Inc. *	1,654,250
17,000	Ecolab, Inc.	1,776,840
27,600	FMC Corp.	1,574,028
1,700	NewMarket Corp.	686,001
12,200	Packaging Corp. of America	952,210
13,000	Praxair, Inc.	1,684,280
14,000	Scotts Miracle-Gro Co. (The) Class A	872,480
15,100	Sigma-Aldrich Corp.	2,072,777
31,600	Silgan Holdings, Inc.	1,693,760
16,000	Valspar Corp. (The)	1,383,680
		15,596,628

Utilities — 1.6%
29,000	ITC Holdings Corp.	1,172,470
5,000	NextEra Energy, Inc.	531,450
28,300	Questar Corp.	715,424
		2,419,344
	Total Common Stocks (Cost $71,113,978)	144,825,886

Shares		Value

Short-Term Investments — 6.3%

Money Market Funds — 6.3%
6,596,029	State Street Institutional Liquid
	Reserves Fund	$6,596,029
2,931,092	State Street Navigator Securities
	Lending Prime Portfolio (2)	2,931,092
	Total Short-Term Investments
	(Cost $9,527,121)	9,527,121
	Total Investments — 101.9%
	(Cost $80,641,099)	$154,353,007
Excess of Liabilities Over
Cash and Other Assets — (–1.9%)		(2,837,332)
Net Assets — 100.0%		$151,515,675
Net Asset Value Per Outstanding Share
($151,515,675 ÷ 7,369,417 shares outstanding)		$20.56

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of December 31, 2014, the market value of the securities on loan was $2,826,745.
(2)
Securities with an aggregate market value of $2,826,745 were out on loan in exchange for $2,931,092 of cash collateral as of December 31, 2014. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$144,825,886	$—	$—	$144,825,886
Short-Term Investments	9,527,121	—	—	9,527,121
Total Investments in Securities	$154,353,007	$—	$—	$154,353,007

*	See Schedule of Investments for further classification.
See Notes to Financial Statements.	9

■	Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2014
ASSETS:
Investment securities, at value (Cost - $80,641,099) (securities on loan, at value, $2,826,745)	$154,353,007
Receivable for securities sold	649,693
Interest and dividends receivable	97,594
Receivable for capital shares sold	4,168
Prepaid expenses	2,616
Receivable for securities lending income	1,448
Total Assets	155,108,526
LIABILITIES:
Payable upon return of securities on loan (Note 1J)	2,931,092
Payable for securities purchased	500,090
Payable for capital shares redeemed Accrued expenses:	29,792
Accrued expenses:
Advisory fee	65,136
Service and distribution plan fees	32,213
Directors’ fees and expenses	1,883
Other	32,645
Total Liabilities	3,592,851
Net Assets	$151,515,675
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 7,369,417 shares)	$7,369,417
Additional paid-in capital	121,329,860
Undistributed net investment income	500,725
Accumulated net realized loss on investments and foreign currency	(51,396,157)
Net unrealized appreciation of investments and foreign currency translations	73,711,830
Net Assets	$151,515,675
Net Asset Value Per Outstanding Share
($151,515,675 ÷ 7,369,417
shares outstanding)	$20.56

Statement of Operations
For the Year Ended
December 31, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,716)	$1,815,968
Securities lending income	18,654
Interest	2,516
Total Income	1,837,138
Expenses:
Advisory fee	753,620
Service and distribution plan fees	602,896
Auditing and legal fees	83,021
Directors’ fees and expenses	35,264
Custodian fees	34,276
Printing and postage	18,187
Insurance	16,053
Other	18,910
Total Expenses Before Fees Waived (Note 5)	1,562,227
Less: Service and Distribution Plan Fees Waived	(226,086)
Net Expenses	1,336,141
Net Investment Income	500,997
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	10,298,093
Change in Net Unrealized Appreciation/ (Depreciation)	2,505,706
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	12,803,799
Net Increase in Net Assets from Operations	$13,304,796

10	See Notes to Financial Statements.

■	Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$500,997	$373,324
Net realized gain on investments and foreign currency	10,298,093	11,109,134
Change in net unrealized appreciation/(depreciation)on investments and foreign currency translations	2,505,706	27,137,757
Net increase in net assets from operations	13,304,796	38,620,215
Distributions to Shareholders from:
Net investment income	(332,490)	(785,155)
Share Transactions:
Proceeds from sale of shares	2,313,285	2,276,557
Proceeds from reinvestment of dividends to shareholders	332,490	785,155
Cost of shares redeemed	(18,140,025)	(19,885,864)
Net decrease in net assets from capital share transactions	(15,494,250)	(16,824,152)
Total increase/(decrease) in net assets	(2,521,944)	21,010,908
NET ASSETS:
Beginning of year	154,037,619	133,026,711
End of year	$151,515,675	$154,037,619
Undistributed net investment income included in net assets, at end of year	$500,725	$335,584

See Notes to Financial Statements.	11

■	Value Line Centurion Fund, Inc.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.86	$14.48	$12.56	$11.96	$9.72
Income from investment operations:
Net investment income/(loss)	0.07	0.05	0.09	— (1)	—	(1)
Net gains or (losses) on securities (both realized and unrealized)	1.67	4.42	1.83	0.60	2.48
Total from investment operations	1.74	4.47	1.92	0.60	2.48
Less distributions:
Dividends from net investment income	(0.04)	(0.09)	—	—	(0.01)
Distributions from net realized gains	—	—	—	—	(0.23)
Total distributions	(0.04)	(0.09)	—	—	(0.24)
Net asset value, end of year	$20.56	$18.86	$14.48	$12.56	$11.96
Total return*	9.25%	30.96%	15.29%	5.02%	25.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$151,516	$154,038	$133,027	$129,029	$134,719
Ratio of expenses to average net assets(2)	1.04%	1.04%	1.06%	1.06%	1.05	%(3)
Ratio of expenses to average net assets(4)	0.89%	0.89%	0.91%	0.91%	0.85	%(5)
Ratio of net investment income/(loss) to average net assets	0.33%	0.26%	0.58%	(0.01)%	0.09%
Portfolio turnover rate	6%	7%	11%	25%	27%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)	Amount is less than $.01 per share.
(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(5)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

12	See Notes to Financial Statements.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2014

1.     Significant Accounting Policies

          Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is a part of the Value Line Funds (the “Funds”), a family of 10 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

          Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.

          The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factor affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 – Inputs that are unobservable.

          Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2014

         The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

          For the year ended December 31, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets.

          The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

          The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

          For the year ended December 31, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.

(C) Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Fund, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At year end, there were no open repurchase agreements for the Fund.

(D) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

  As of December 31, 2014, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

(F) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first in first out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

14

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2014

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.

          Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

          The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

          At year end, the Fund was not invested in joint repurchase agreements.

15

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2014

          As of December 31, 2014, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$2,826,745	$2,931,092	$2,889,731

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2.	Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2014	Year Ended December 31,2013
Shares sold	120,380	138,165
Shares issued to shareholders in reinvestment of dividends	17,068	47,100
Shares redeemed	(934,859)	(1,208,494)
Net decrease	(797,411)	(1,023,229)
Dividends per share from net investment income	$0.0429	$0.0915

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2014
PURCHASES:
Investment Securities	$8,216,171
SALES:
Investment Securities	$26,253,688

4. Income Taxes

At December 31, 2014, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$80,734,971
Gross tax unrealized appreciation	$73,972,313
Gross tax unrealized depreciation	(354,277)
Net tax unrealized appreciation on investments	$73,618,036
Capital loss carryforward, expires December 31, 2017	$51,302,285
Undistributed ordinary income	$500,725

During the year ended December 31, 2014, as permitted under federal income tax regulations, the Fund utilized $10,297,662 of capital loss carryforwards and elected to defer $0 of post October short-term losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed by the President of the United States of America. Under the Act, net capital losses recognized by the Portfolio after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

16

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2014

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.

The tax composition of distributions to shareholders for the years ended December 31, 2014 and December 31, 2013 were as follows:

	2014	2013
Ordinary income	$332,490	$785,155

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $3,366 and increased accumulated realized loss by $3,366. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and REITs.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $753,620 was paid or payable to the Adviser for the year ended December 31, 2014. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2014, fees amounting to $602,896, before fee waivers, were accrued under the Plan. Effective May 1, 2007, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2014, the fees waived amounted to $226,086. The Distributor has no right to recoup previously waived amounts.

Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Fund. At December 31, 2014, the officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

6.	New Accounting Pronouncements

In June 2014, the Finanacial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11. Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirments related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014, Management has reviewed the requirments and believes the adoption of this ASU will not have a material impact on the financial statements.

17

■	Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 13, 2015

18

■	Value Line Centurion Fund, Inc.

Federal Tax Status of Distribution (Unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2014, qualifies for the corporate dividends received deductions.

During the calendar year 2014, 100% of the ordinary income distribution is treated as qualified dividends.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

19

■	Value Line Centurion Fund, Inc.

Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board. The following table sets forth information on the Directors and Officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel Age: 44	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010; Director from February 2010 to December 2010.	10	Forethought Variable Insurance Trust (September 2013 - present)

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	10	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Director	Since 2000	Professor of History, Williams College (1961–2002). Professor Emeritus since 2002; President Emeritus since 1994 and President (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	10	None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Director Chairman of Board	Since 2014	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College (1999–2008); President Emeritus, Skidmore College since 1999 and President (1987–1998).	10	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Director	Since 1983	Chairman, Institute for Political Economy.	10	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Director	Since 1996	Senior Financial Consultant, Veritable L.P. (Investment Advisor until December 2013).	10	None

20

■	Value Line Centurion Fund, Inc.

Management Information (Continued)

		Length of	Principal Occupation
Name, Address, and Age	Position	Time Served	During the Past 5 Years

Officers

Mitchell E. Appel Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011; Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington Age: 35	Treasurer and Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.
21

Item 2      Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

               (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3      Audit Committee Financial Expert.

(a)(1)The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(3) However, the Registrant’s Board expects to designate two new Board members as Audit Committee Financial Experts at the meeting of the Board on March 18-19, 2015.  The two new Board members will each be independent directors and serve on the Audit Committee of the Registrant.  The Registrant’s previously designated Audit Committee Financial Expert resigned from its positions with the Registrant effective September 19, 2014.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4    Principal Accountant Fees and Services

(a)	Audit Fees 2014 - $ 9,928
Audit Fees 2013 - $48,007

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2014 -$15,559
Tax Preparation Fees 2013 - $17,064

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2014 - $0
Aggregate Non-Audit Fees 2013 - $1,200

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

              Not Applicable.

Item 6.  Investments

              Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

              Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

  Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

  Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11   Controls and Procedures

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12   Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 13, 2015